PACIFIC INDUSTRIAL CORPORATION

                       A Nevada Corporation






                          Exhibit 10 (a)

 Memorandum of Understanding Between Trudean Consultancy Group and
     The Government of Tangerang of the Republic of Indonesia

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MEMORANDUM OF UNDERSTANDING

Between   Trudean Consultancy Group - Singapore
          The Government of Tangerang of the Republic of Indonesia

A collaboration program to address Waste Management programs within tile Tangerang area.

The  government of Tangerang of the Republic of Indonesia (TG) and  Trudean
(TD) Consultancy Group with offices in the UK and Singapore here after referred to as the Parties.

Considering the experience of Trudean the field of investor management environmental programs and the desire of the government of Tangerang to enter into a collaboration and pursuant with the prevailing laws and regulations in Indonesia as well as the procedure and policy of the Indonesian government. concerning, technical cooperation;

Have Agreed as Follows

Article I - Collaboration

The objective of the collaboration between the Tangerang Government and Trudean is., to contribute substantially and on it continuing basis, to plan and develop programs that will attract to the Tangerang area overseas investment in Waste Management and New Manufacturing, which will result in higher employment, revenue for the ar04 and a cleaner environment

Article II - Program Directions & Plan of Proposed Projects

The objective and mechanism of the collaborative programs am defined in the Program Directive, which will be act out in the Annexes, constitute an integral part of this MOU. A detailed description of Individual Projects and programs shall be defined in it plan of Operation. The plan of operation shall he drawn tip and agreed to by both parties and approved by the relevant government authorities.

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Article III

In order to implement this MOU, Trudean shall

a)Consult with (TG) in the planning & implementation of programs or projects contemplated under this MOU.

b)Appoint and maintain in Indonesia a representative office with the necessary resources to assure adequate liaison between the parties and to provide appropriate expertise, project development and implementation management on behalf of Trudean.

c)Source the necessary investors for programs and projects identified under The MOU

d)Recommend technically qualified consultants both foreign and Indonesian to assist in the implementation of program and projects agreed upon in tile MOU. When qualified Indonesian personnel are available, they will be given preference for recruitment.

Article IV

Contributions by Tangerang Government

Tangerang shall subject to personnel and budgetary limitations and in accordance with prevailing laws and regulations in Indonesia

a)Designate The appropriate personnel I assist in the development of information required by potential investors, all identified in each project.

b)The involved in the planning, supervision, implementation and evaluation programs and projects identified under the terms of this MOU.

C)Assist in the provision of' Business Visas, Resident visas, exit and re-entry permits will its as required by investor groups who are affiliated with program, and projects undertaken under the terms of this MOU

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Article V
Limitations of Activities of both Parties-

1) Trudean or tiny people it engages working on any of the programs within the MOU, shall not engage in any political. activities, or be involved in any activity competitive with this MOU.
2) The Tangerang Government shall not make any other agreement that is within the same activity as defined in the MOU, during the period of the MOU.

Article VI

Amendment, Interpretation, Extension and Termination

1) This MOU may be amended or supplemented at any time as agreed between the parties, any resulting modification shall be made only in writing with the consent of the parties.
2) Any differing viewpoint or interpretation on the implementation of this MOU will be settled amicably through consultation or negotiation between the parties.
3) This MOU shall come into effect on the date of its signature and shall be valid for a period of Five Years and shall be automatically renewed for a successive five Years,
4) This MOU may be terminated by either party subject to written notice of it least twelve months in advance . hi case the MOU ceases to be in effect on account of termination the provisions of the individual project & shall continue to apply to the extent necessary to secure completion of existing projects. as identified within each projects plan of operation.

In witness whereof the Authorized representatives of the Parties., whose names are shown below have signed this MOU

Signed in Tangerang on December in two originals , Indonesian & English , both being Equally Authentic

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                 Waste Management Agreement
                           Between
                          Tangerang
                            With
                     Trudean Consultancy

                 Number: TRU/EMS - 001/I/99

                         Concerning

     DEVELOP OVERSEAS WASTE TREATMENT INVESTMENT FOR THE
            KABUPATEN DAERAH TINGKAT II TANGERANG

Today,  Thursday  the seventh of January One  thousand  Nine
Hundred and Ninety Nine, we the undersigned:

1.   AGUS DJUNARA:
As Bupati Kepala Daerah Tinkat II Tangerang
Referred to as the FIRST PARTY
2.   ALAN MATTHEWS:
As  Director of Trudean Consultancy of 112 East  Coast  Road
#02-35 Katong Mall, Singapore 428802
Referred to as the SECOND PARTY

Both party agree to work together to Develop overseas waste treatment investment for the Kaupaten Dearah Tingkat II
Tangerang with the following terms and conditions:

                          Article 1
                        COLLABORATION

The objective of the collaboration between the First Party and the Second Party is to contribute substantially and on a continuing basis, to plant and develop programs that will attract to the Tangerang area overseas investment in Waste Management Projects, which are defined as domestic waste and industrial waste including hazardous, non hazardous, solid, liquid, and waste water treatment. Resulting in higher employment, revenue, cleaner environment, and attracting further manufacturing investment.

                          Article 2
      PROGRAM DIRECTIONS AND PLAN OF PROPOSED PROJECTS

The program direction of this MOU will be set out in the Annexes, as an integral part of this MOU and each individual project proposal will be set out in a separate agreement and agreed by both parties.

                          Article 3
              CONTRIBUTIONS OF THE FIRST PARTY

Subject   to   capability  and  authority  limitations   and
accordance with prevailing law and regulations in  Indonesia
First Party shall contribute as follows:

a) Designate the appropriate personnel to assist in the development of information required be potential investors, as identified in each project.
b)      Be    involved   in   the   planning,   supervision,
  implementation and evaluation of the programs and project identified under the terms of this MOU
c) To give exclusive authority to Second Party to negotiate on it's behalf with the potential overseas investors and with others that will add to the benefits for the First Party.

                          Article 4
              CONTRIBUTIONS OF THE SECOND PARTY

In order to implement this MOU Second Party shall contribute as follows:

a) Consult with the First Party in the planning and implementation of program or project contemplated in under this MOU.
b) Appoint a representative in Indonesia to assure adequate communication with the First Party and to provide appropriate expertise and project development and implementation management.
c) Source the necessary investors for programs and projects identified under the MOU

                          Article 5
                  LIMITATIONS OF ACTIVITIES

Second Party or any people it engages working on any of the programs within the MOU, shall not engage in any political activities, or be involved in any activity competitive with this MOU.

During the period of the MOU both parties will not make any other agreement with other parties that is within the same activities as defined in the MOU unless with the permission between the parties.

                          Article 6
     AMENDEMENT, INTERPRETATION, VALIDITY, EXTENSION AND
                         TERMINATION

This MOU may be amended of supplemented at any time as agreed between the parties.

This MOU shall come into effect on the date of its signature for period of five years and has option to extend for further period agreed between the parties.

Any differing viewpoint or interpretation of this MOU will be settled amicably through negotiation between parties.

This MOU may terminated by either party subject to written notice of at least twelve months in advance, In case the MOU ceases to be in effect on account of termination and if there are still outstanding projects, the period of MOU shall continue until completion of the projects.

                          Article 7

This MOU signed in 2 (two) original copies, both being equally authentic and have a seal affixed.

SECOND PARTY                         FIRST PARTY

/S/ALAN MATTHEWS                     /S/AGUS DJUNARA
Director of Trudean Consultancy      Butapi Kepala Dearah
                                     TK.II Tangerang